MEMORIAL FUNDS

GOVERNMENT BOND FUND
CORPORATE BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND

June 30, 1999 (unaudited)                                     SEMI-ANNUAL REPORT
-------------------------------------------------------------------------

Dear Fellow Shareholder:

On behalf of the Board of Directors, I am pleased to present the Semi-Annual Report for the Memorial Funds for the period ended June 30, 1999.

MANAGEMENT COMMENTARY

    It has been a very successful year -- both in terms of asset growth and fund performance. As of June 30, 1999, shareholders had invested nearly $300 million in the four existing Memorial Funds -- Corporate Bond Fund, Government Bond Fund, Growth Equity Fund, and Value Equity Fund. Three of the four funds, Corporate Bond Fund, Government Bond Fund, and Growth Equity Fund, placed in the top quartile of their respective Lipper categories based on total return for the one year period ended June 30, 1999.(1)

MARKET COMMENTARY

    The past six months were a difficult time for fixed income securities, particularly corporate bonds. In domestic equity markets, growth stocks performed well, while value stocks showed little positive movement. However, recent events in the U.S. economy may signal a turning point for both domestic and international markets. In June 1999, the Federal Reserve Board ("the Fed"), concerned that strong domestic growth and low unemployment could spark higher inflation, raised the federal funds rate by 0.25% to 5%. Fear of such a rate increase had put the Dow Jones Industrial Average (DJIA) into a tailspin during May. When the Fed actually raised rates in June, and simultaneously announced a return to a neutral position regarding the future direction of interest rates, the stock and bond markets responded positively.

NEW DEVELOPMENTS

    I also want to take this opportunity to inform you of several recent developments affecting the Memorial Funds. First, as this Semi-Annual Report goes to print, we are in the process of starting up two new Memorial Funds -- International Equity Fund and Equity Income Fund (a multi-manager fund investing in value equity stocks and convertible bonds). The addition of these new funds significantly broadens the investment options available to present and prospective shareholders. The Board decided to start the new funds as a single class, and is eliminating the Trust Share Class of the four existing funds as a cost saving measure. Trust Class shareholders of the existing Memorial Funds will be given the option of exchanging into the lower cost single class. The investment minimum for each of the funds has been lowered to $2,000.

------------------------
(1)Source: Lipper Analytical Services, Inc. Rankings for Institutional Shares based on total return for one year ended June 30, 1999. Corporate Bond Fund ranked 17 out of 158 Corporate Debt A -- Rated Funds; Government Bond Fund ranked 25 out of 184 General U.S. Government Bond Funds; Growth Equity Fund ranked 150 out of 1,063 Growth Funds. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. During this period, some of the Funds' fees were waived or expenses reimbursed; otherwise total return would have been lower.

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MEMORIAL FUNDS
JUNE 30, 1999 (unaudited)(continued)                          SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Memorial Investment Advisors, Inc., an SEC registered investment adviser of which I am the President, will provide advisory responsibilities for the new funds, focusing on sub-adviser selection and oversight and asset allocation services. Forum Financial Group and its affiliates will continue to serve the Memorial Funds in the capacity of administrator, distributor, transfer agent and fund accountant.

Finally, on behalf of the Board of Trustees of the Memorial Funds, I want to personally thank all of you who have supported us through your investments. If you have any questions or would like additional information about our funds, please call Forum Fund Services, LLC, the funds' distributor, at 1-888-263-5593.

Sincerely,

/s/ Christopher W. Hamm

Christopher W. Hamm
President-Memorial Funds

                               TABLE OF CONTENTS

                                                              Page
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
Sub-Adviser Interviews:.....................................     1
  Government Bond Fund......................................     1
  Corporate Bond Fund.......................................     6
  Growth Equity Fund........................................     9
  Value Equity Fund.........................................    12
FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedules of Investments:
  Government Bond Fund......................................    15
  Corporate Bond Fund.......................................    16
  Growth Equity Fund........................................    19
  Value Equity Fund.........................................    21
Notes to Schedules of Investments...........................    22
Statements of Assets and Liabilities........................    23
Statements of Operations....................................    24
Statements of Changes in Net Assets.........................    25
Financial Highlights........................................    27
Notes to Financial Statements...............................    30

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Forum Investment Advisors, LLC, the investment adviser to the Memorial Funds, posed various questions to the sub-advisers of the four portfolios subsequent to the end of the reporting period. Those questions, and the responses received from the investment managers, provide interesting insight into the investment style, portfolio positioning and expectations of the managers for 1999.

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND")

Q: HOW WAS THE PERFORMANCE FOR THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR (JANUARY 1-JUNE 30, 1999), FOR THE ONE-YEAR PERIOD ENDING JUNE 30, 1999, AND SINCE THE FUND'S INCEPTION (MARCH 29, 1998)?

A: Similar to the prior quarter, Treasury rates increased nearly one-half of a percentage point across the yield curve during the second quarter of 1999. Continued economic growth and mixed inflation data led to a 25 basis point increase in the Fed Funds target rate at the end of June. The highly anticipated increase was priced into the prevailing interest rate structure well in advance of the actual decision.

For the latest calendar quarter, the Fund generated a negative total return of -1.02% versus a -0.85% return for the Lehman US Government Bond Index. Calendar year-to-date, the Fund has generated a total return of -2.32% versus -2.27% for the index. For the one-year period ending June 30, 1999, the Fund has generated a total return of 2.77% versus 3.05% for the index. As of 06-30-99, the Fund has generated a positive total return of 4.33% since its inception date.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: The portfolio has been positioned with similar interest rate sensitivity and greater non-Treasury exposure versus the benchmark. We have maintained this posture over the course of the past several quarters. Therefore, our interest rate decision had little impact on the relative performance during the period. Our sector decisions, however, did have a negative impact on relative performance. Spread sensitive product had a difficult second quarter as burgeoning supply, wider swap spreads, renewed liquidity concerns and Fed activity all weighed on the market.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: From an interest rate perspective, the directional movement towards higher interest rates was at the higher end of the range we anticipated. In fact, over the first six months of 1999, Treasury interest rates have risen approximately one percentage point across the maturity spectrum. However, given our neutral interest rate posture, we were successful with the management of the interest rate factors.

The contribution of spread sensitive securities was much more volatile than we anticipated. More recently, investors are demanding greater yield compensation for participation in non-Treasury security types. The present posture of the Fund is constructed to perform better in an environment in which risk premiums remain steady-to-lower, as well as a steady interest rate environment.

                                       1                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE REMAINDER OF 1999?

A: During the past six months, we maintained the Fund's overall mortgage-backed securities position. At the same time, we made modest increases in the portfolio's agency exposure. All corporate issues were sold during the first quarter of the year.

Further participation in these areas will be dictated by relative value opportunities as they arise. These sector and issue decisions are where we anticipate generating the majority of relative performance over the longer term. At this time, we expect to increase the non-Treasury exposure, given the historically generous yield advantage currently provided by these security types.

Q: WHAT IS THE CURRENT DURATION OF YOUR PORTFOLIO? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS GOVERNMENT BOND INDEX?

A: As stated above, the duration of the portfolio is similar to that of the index. As of 06-30-99, the duration of the Fund was 5.21 versus 5.14 for the Lehman US Government Bond Index.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW DOES YOUR OUTLOOK AFFECT THE COMPOSITION OF YOUR PORTFOLIO?

A: Given a similar duration as that of the index, the Fund is positioned to reflect a neutral outlook. Our latest policy, as of the end of June, reflects the following:

    What Has Changed

    -The Federal Reserve raised the federal funds rate by 25 basis points and returned its bias for future interest rate actions to neutral.

    -Chairman Greenspan indicated that the monetary authority's "speed limit" for the U.S. economy has been increased to 3% from 2.5%.

    -May's consumer price index (CPI) was reported below expectations with 1999's "core" CPI slowing from year-ago levels.

    -Expectations of a global recovery strengthened amid continued mixed economic data.

    World Economic Growth is Picking Up

    -U.S. domestic demand is expected to moderate as foreign demand recovers.

    -Stronger-than-expected economic growth and higher industrial commodity prices have caused inflationary expectations to rise.

                                       2                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)

    Bond Investors' Concerns Appear Overdone

    -The Federal Reserve's focus on moderating domestic growth is likely to cause near-term market volatility to increase.

    -Despite cyclical concerns, the secular inflation outlook remains constructive.

    -Neutral portfolio durations are still recommended.

While the Federal Open Market Committee (FOMC), as expected, raised the federal funds rate by 25 basis points, its shift to a neutral bias regarding future policy actions surprised financial markets, providing solace to the beleaguered U.S. bond market and pushing domestic stock indices to new highs. On a less pleasant note, the central bank's tightening in the absence of inflationary pressures and the declaration of a 3% "speed limit" for the U.S. economy combined to increase uncertainty for market participants. Meanwhile, despite somewhat spotty evidence, expectations of global recovery strengthened.

ECONOMIC OUTLOOK

WORLD ECONOMIC GROWTH IS PICKING UP

    Continued increases in real income and capital gains in both the stock and housing markets have combined to support strong household spending. Strength in household demand and improved corporate profits has kept business investment spending robust. In addition, some capital goods expenditures may have been brought forward in the year because of year 2000 compliance issues. The rise in mortgage rates in recent months is expected to slow down the residential real estate sector. Mortgage rate increases also would be expected to deter existing homeowners from tapping the equity that they have built up in their houses. Home-equity withdrawal appears to have been important in fueling consumer spending. While these elements of domestic demand moderate, foreign demand appears to be strengthening. A number of East Asian economies have entered a recovery phase, including the Japanese economy. European Union economies are either exhibiting a reacceleration in growth or continue to grow at a relatively high rate. One region, however, that remains very weak is South America.

Prices of industrial commodities have started to move higher. To a large degree, the sharp increase in the prices of petroleum products is the result of production cuts by the Organization of Petroleum Exporting Countries (OPEC). Recovery in the global economy, however, also has contributed to oil price increases, as well as to the continued rise in the prices of wood products and the rebound in the prices of industrial metals. Higher commodity prices have resulted in the firming of intermediate goods prices. This rise in commodity prices in combination with stronger-than-expected global economic growth has raised inflationary expectations. To date, however, there has been no acceleration in the prices of final goods and services when the effects of higher energy prices are excluded.

With the continued strength in domestic demand and the nascent recovery in foreign demand, the Federal Reserve has increased its target federal funds rate by 25 basis points to 5% in an effort to preempt any rise in underlying inflation. The FOMC has moved back to a neutral policy stance and has indicated that strong

                                       3                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)

aggregate demand for goods and services and "tight" labor markets alone would not necessarily trigger further near-term Federal Reserve actions to raise interest rates. Rather, the central bank's comments imply that the decision whether or not to push interest rates higher would depend more on the behavior of factors with a closer link to inflation than economic growth or the rate of unemployment. Of course, investors may have some difficulty taking the Federal Reserve's "neutral" bias at face value, given that the monetary authority just raised interest rates by 25 basis points without any real inflationary justification.

FIXED INCOME OUTLOOK

BOND INVESTORS' CONCERNS APPEAR OVERDONE

    U.S. government bond yields rose further in the second quarter, eventually breaching the top end of the 5.25% to 5.75% range which we had viewed as a reasonable estimate of the near-term trend of interest rates. The yield curve flattened by 20 basis points between the 2-year Treasury note and the 30-year Treasury bond as the market correctly anticipated the Federal Reserve's move to reverse a portion of the monetary easing initiated last fall. The central bank's move to tighten credit, clearly telegraphed in Chairman Greenspan's forthright testimony to Congress, indicated that the primary barometer guiding its policy actions had shifted away from measured inflation, which remains subdued, and toward the pace of U.S. economic growth, which continues to be brisk. In fact, we believe that bond yields moved above the high end of our trading range because domestic growth has not slowed to the degree we had expected. More precisely, we did not foresee the importance the Federal Reserve would place on moderating domestic growth despite an absence of building inflationary pressures. The central bank's shift in focus clearly had a negative impact on investor psychology as this new information brought significant uncertainty to a bond market that thought it had a pretty good handle on Greenspan & Co.'s concerns. Nevertheless, over the long run, we believe it is inflation, not growth, which is the more important driver of interest rates, and we remain constructive on the inflation front.

During the second quarter, most of the favorable fundamentals which have fueled the highly desirable three-year trend of low-inflationary growth remained firmly in place: cost pressures were subdued, employment expanded, productivity remained high, and corporate earnings showed signs of strengthening. The ongoing benefits from this constructive growth dynamic cannot be overemphasized. For example, updated White House budget projections now show an additional $20 billion improvement in the U.S. government's fiscal surplus in the coming year and $180 billion extra over five years. While the accuracy of longer-term revenue projections is always suspect, the fact is that robust, non-inflationary growth has paid big dividends on the fiscal front, and, should this trend continue, it would bring us significant benefits in the future. Real growth, of course, delivers a host of favorable financial, social, and political outcomes, the likes of which all segments of society would like to see continue.

The "new-era" economic view sees strong growth as being compatible with low inflation in part due to technological advances, global competition, and stable monetary policy. In the past, Alan Greenspan has indicated his support for many of these "new-era" beliefs. However, in his recent testimony, he articulated a new policy predicated upon slowing the growth of the U.S. economy down to a "speed limit" of around 3% in

                                       4                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONCLUDED)

order to prevent "inevitable" wage increases brought on by tightness in the labor market. Unfortunately, we think that this shift in focus is likely to add an element of uncertainty to the central bank's policymaking which will result in a more volatile bond market. Because investors cannot know the degree of policy tightening necessary to produce the pace of economic growth acceptable to the Federal Reserve, we expect they will overscrutinize each and every data release pertaining to the economy. These individual economic reports, of course, always contain a fair degree of noise, hence our expectation that near term market volatility is likely to remain high. So, while we do not share the chairman's concerns that the U.S. economy is nearing a breaking point and continue to believe that longer-term inflation will remain benign, we fully respect the new uncertainty the Federal Reserve's shift in focus has brought to the bond market and, in turn, have embraced a wait-and-see outlook for interest rates over the near horizon. An attempt to "fine-tune" the U.S. economy down to a 3% rate of growth, particularly when inflationary pressures remain non-threatening, may provide very little benefit and could ultimately lead to renewed global economic and financial problems. Consequently, we recommend maintaining neutral portfolio durations while awaiting further evidence that the fundamental factors underpinning the economy's favorable growth/inflation dynamic remain in place.

Q: WHAT IS YOUR CURRENT ALLOCATION AMONG SECTORS OF YOUR STRATEGY? HOW DOES THIS COMPARE TO YOUR BENCHMARK?

A: As noted above, we did make some modest changes to the sector exposure during the past period. Our current allocation among sectors includes 30% exposure to agency issues and no exposure to corporate obligations at this time. Agency issues continue to represent a growing percentage of the index. Currently, agencies represent just over 20% of the Lehman US Government Bond Index. The index does not contain any corporate issues. The Fund's mortgage-backed exposure represents 19% of the portfolio. The Lehman US Government Bond Index does not contain any mortgage-backed issues.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

THE LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX IS COMPOSED OF ALL PUBLICLY ISSUED, NON-CONVERTIBLE, DOMESTIC DEBT OF THE U.S. GOVERNMENT OR ANY AGENCY THEREOF. INDIVIDUALS CANNOT INVEST DIRECTLY IN THE INDEX.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       5                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND")

Q: HOW WAS THE PERFORMANCE FOR THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR (JANUARY 1-JUNE 30, 1999), FOR THE ONE-YEAR PERIOD ENDING JUNE 30, 1999, AND SINCE THE FUND'S INCEPTION (MARCH 25, 1998)?

           First six months
A:         1999                      -1.98%
           One year                   2.52%
           Since inception            4.23%

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: The past year has proved difficult for fixed income securities, particularly corporate bonds. The market is forced to digest record new issue supply, a less accommodative Federal Reserve policy and the looming Year 2000 uncertainties. As a result, investors have been apathetic most of the year. The Memorial Corporate Bond Fund has performed well within its peer group because of its underweight to corporate securities. Consistent with the prospectus, the Fund must maintain a minimum of 65% in the corporate sector in normal markets. We were just at the minimum with the balance of the Fund invested in U.S. Treasury securities, ABS, MBS and taxable municipals. In addition, certain sectors which the Fund had invested in, such as oil, REIT's and utilities, performed well despite the general market malaise.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A:  The performance has met all of our expectations.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE REMAINDER OF 1999?

A: Major additions included: East Coast Power (Baa3/BBB-), Lasmo (Baa2/BBB), News America (Baa3/BBB-), Mutual Life Insurance (Baa2/A-), and Orion Capital (Baa3/BB+). Securities that were sold included: AT&T Corp (A1/AA-), National City Bank (A1/A), and St. Paul MN Sales Tax Revenue Bonds (Aaa/ AAA).

I would expect that, given how cheap the corporate bond market is, we would add to our corporate exposure depending on liquidity and market technical factors.

Q: WHAT IS THE CURRENT DURATION OF YOUR PORTFOLIO? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS CORPORATE BOND INDEX?

A:         Memorial Corporate Bond Fund   5.95 years
           Lehman Corporate Index         5.92 years

                                       6                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND") (CONTINUED)

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW DOES YOUR OUTLOOK AFFECT THE COMPOSITION OF YOUR PORTFOLIO?

A: Given the strength in the U.S. economy and the apparent recovery in the global economy, we expect that interest rates will continue to increase until it is clear that an increase in the rate of inflation is not a problem. The Fed's intentions to raise short rates ahead of any serious threat of inflation have been made clear to the financial markets. The only twist that we see is any Year 2000 issue, such as a large withdrawal of money from the banking system, that may temporarily force the Fed to pump liquidity into the markets.

That being said, at this time, we don't anticipate a significant run-up in rates. We would expect to maintain a duration similar to the Lehman Brothers Corporate Index.

Q: WHAT IS YOUR CURRENT ALLOCATION AMONG SECTORS OF YOUR STRATEGY? HOW DOES THIS COMPARE TO YOUR BENCHMARK?

                                  FUND       INDEX
                                ---------  ---------
A:         U.S. Treasury            11.33%      0.00%
           U.S. Agency               0.00       0.00
           MBS/CMO                   9.90       0.00
           Industrials              29.29      43.13
           Finance                  25.28      27.91
           Utility                  11.10       6.85
           Yankee                    1.00      22.11
           ABS                       2.52       0.00
           Municipals                6.53       0.00
           Preferred Stocks          0.79       0.00
           Cash                      2.33       0.00

Q: WHAT IS YOUR OUTLOOK REGARDING THE CREDIT SPREADS BETWEEN GOVERNMENT AND CORPORATE BONDS? HOW DOES THIS AFFECT THE COMPOSITION OF YOUR PORTFOLIO?

A: Credit spreads have been under tremendous pressure this past quarter. The huge, record level of supply hitting the market, swap spreads at record wide levels, and overall investor apathy have forced credit spreads wider. Until the supply starts to subside and overall market fundamentals improve, spreads of all sectors are likely to remain volatile.

Given the latitude in the prospectus to invest in various sectors, we will continue to diversify across asset classes while still maintaining an emphasis on the corporate sector. Taxable municipal bonds have performed better than corporates (in general) and we will look for opportunities to swap out of munis into corporates.

                                       7                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND") (CONCLUDED)

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

THE LEHMAN BROTHERS CORPORATE BOND INDEX IS COMPOSED OF PUBLICLY ISSUED U.S. CORPORATE DEBENTURES AND SECURED NOTES. INDIVIDUALS CANNOT INVEST DIRECTLY IN THE INDEX.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       8                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PATRICK CLEGG OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND")

Q: HOW WAS YOUR PERFORMANCE FOR THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR (JANUARY 1-JUNE 30, 1999), FOR THE ONE-YEAR PERIOD ENDING JUNE 30, 1999, AND SINCE THE FUND'S INCEPTION (MARCH 29, 1998)? (INSTITUTIONAL SHARES)

A: Including dividend distributions, the NAV of the fund advanced 12.92% during the first six months of 1999. The fund rose 29.09% during the twelve months ended June 30, 1999, and has returned 28.28% since inception. The S&P 500 advanced 12.38% in the six months ending June 30, 1999; 22.77% over the past twelve months; and 20.95% since inception of the fund.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: Strict adherence to our sell disciplines had a significant positive impact on performance during the first half of 1999. Many growth stocks materially underperformed the Standard and Poor's 500 Index ("S&P 500") as a result of slower than expected earnings growth versus very high expectations. The fund liquidated positions in Waste Management, McKesson HBOC, UnumProvident, Eli Lilly, Washington Mutual, Medtronic, and Watson Pharmaceuticals before the fund suffered materially from subsequent declines in those stock prices. Our research kept us overweighted in technology and retail due to positive secular trends and consistent earnings from the leading companies in these industries. We also minimized holdings in industries where profit expectations declined. Basic materials and utilities were kept at below average exposure while maintaining a diversified portfolio. Our midcap growth holdings in health care and financial services also aided performance, despite weak relative returns from those industry groups in the marketplace.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: Performance exceeded our expectations. The market has endured several short but dramatic rotations in the first half of 1999. Value strategies and smaller capitalization companies have had the best performance. Lower quality companies (those rated C &D by S&P) have dramatically outdistanced high quality firms (A+ rank by S&P). The gap in performance is over 3000 basis points with the highly ranked stocks barely moving and the low quality companies advancing over 30% year-to-date according to statistics compiled by Merrill Lynch. As a growth manager, we concentrate on the highest quality companies with the best growth outlooks and typically refrain from holding large weightings in cyclical and lower quality companies.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE REMAINDER OF 1999?

A: Our largest portfolio changes were the elimination of the positions with deteriorating fundamentals listed above. In addition, positions in Clorox, DST Systems, Halliburton, and Oracle were sold. We added positions in Apache, Comverse Technology, Biogen, Exxon, Intimate Brands, Texas Instruments, Waters Corp., Tyco International, Procter & Gamble, and McDonald's. We have consistently been cutting back positions in the

                                       9                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PATRICK CLEGG OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND") (CONTINUED)

retail sector and anticipate reducing our exposure further towards a neutral stance. Financials have also been a source of funds due to the large increase in interest rates. Without a decline in long term interest rates we will likely stay at below market weightings in the financials.

Q: HOW DO YOUR CURRENT INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 GROWTH INDEX SECTOR WEIGHTS?

A: The portfolio is more diversified than the Russell 1000 Growth Index industry weightings. The Russell index is concentrated in three industries due to its construction. Technology, Health Care, and Consumer Staples represented nearly 70% of the index on June 30 versus less than 50% in the S&P 500. The fund carried above average holdings in technology compared to the S&P 500. However, weightings against the Russell 1000 Growth Index in these three sectors were all below average. We view the Russell weightings in these industries as an upper limit in building a diversified portfolio. Conversely, the Russell Index has minimal exposure to Communication Services, Financials, and Energy relative to their share of the economy. We were overweighted in these areas versus the Russell Index but well below the S&P 500 in each. We intend to manage the portfolio in a much more diversified manner than the Russell Growth Index while emphasizing industries and companies with the best growth outlooks.

Q: WHAT IS YOUR OUTLOOK FOR YOUR STYLE OF GROWTH INVESTING OVER THE NEXT SIX MONTHS? HOW DOES THIS COMPARE TO YOUR OUTLOOK FOR THE S&P 500 INDEX?

A: We have tempered our positive outlook for our growth style for several reasons. First, corporate profit expectations began to increase during the first half for the first time in several quarters. More companies are achieving their earnings estimates which has resulted in broader market participation and a smaller P/E premium for growth stocks. Second, interest rates are up more than 100 basis points in longer maturity U.S. Treasuries since the end of 1998. This hurts longer duration growth stocks trading at higher P/E multiples more than the average company. Third, the valuation disparities that exist within the market can continue to create violent sector rotation towards the more cyclical components of the stock market whenever the economic data support a continuation of the current expansion. Positive factors for growth stocks remain low inflation, strong earnings trends, and more visible organic growth versus mature industries and companies. We believe that the large, high quality growth companies that dominate S&P 500 Index returns and smaller companies with above average growth rates will be the long-term stock market winners even with more crosscurrents evident at this stage of the economic cycle.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                       10                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PATRICK CLEGG OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND") (CONCLUDED)

THE RUSSELL 1000 GROWTH INDEX TRACKS STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STANDARD AND POOR'S 500 INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED TO BE REPRESENTATIVE OF THE STOCK MARKET IN GENERAL. INDIVIDUALS CANNOT INVEST DIRECTLY IN EITHER INDEX.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       11                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. STEPHEN POUNS OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND")

Q: HOW WAS YOUR PERFORMANCE FOR THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR (JANUARY 1-JUNE 30, 1999), FOR THE ONE-YEAR PERIOD ENDING JUNE 30, 1999, AND SINCE THE FUND'S INCEPTION (MARCH 29, 1998)? (INSTITUTIONAL SHARES)

A: For the first six months of this fiscal year, our portfolio was up roughly 6.19%. The first fiscal quarter was down about 4.65% followed by a strong 10.84% resurgence in the second quarter.

For the one-year period ended June 30, 1999, we were up 3.27%. Since the March 27, 1998, inception date, our portfolio is down 1.65%. These longer time periods were characterized by market strength for the large capitalization companies in America and profound market weakness for the medium sized companies. The stock of the average U.S. company, as measured by the equal weighted Russell 3000, rose less than 3% since the inception of the fund.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: For the first half of this fiscal year, our positions in the energy sector were excellent contributors to performance; four of our top ten gainers for the period were from this sector-Weatherford International (+83%), Cooper Cameron (+45%), Royal Dutch (+30%), and Burlington Resources (+19%). The largest detractors from performance were positions in Service Corp. International, Tenet Healthcare, and Lockheed Martin. In each of these cases, the companies were faced with difficult industry situations and reported disappointing operating results.

Another factor affecting performance was the size of the companies within the portfolio. Our portfolio companies continue to be smaller on average than those companies comprising the Russell 1000 Value Index. The valuation characteristics of these "midcap" stocks have been compelling when compared to the larger companies yet their relative performance has lagged for several years. This midcap tilt continued to hurt our performance during the first quarter of this year, but has acted in our favor since then. The valuation disparity still exists and we will likely remain overweight in this sector of the market.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: While the period since inception is still well below our original expectation, we are pleased with recent results. In April of this year, market leadership broadened to include stocks other than large capitalization growth companies. For the second quarter of 1999, our equity portfolio gained 10.84% versus gains of 10.84% and 7.05% for the Russell 1000 Value and Standard and Poor's Index ("S&P 500"), respectively.

                                       12                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE REMAINDER OF 1999?

We increased our weighting in the utility sector this year with the addition of Southern Companies, Ameritech, and Edison International. Large additions to the economy-sensitive sector included Federal Mogul, Hercules, and Ingersoll-Rand. Allstate was added in the financial area, and the addition of Royal Dutch augmented our energy exposure.

Two of our largest sales were in the technology sector; both IBM and Texas Instruments were sold as they attained our sell targets. Lockheed Martin was sold due to a deteriorating outlook, and King World Productions was acquired by CBS. The weighting in the financial sector was reduced by the sale of A. G. Edwards and the trimming of positions in First Data and Marsh McLennan.

We are not currently contemplating any major shifts during the balance of 1999.

Q: HOW DO YOUR CURRENT INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 VALUE INDEX SECTOR WEIGHTS?

A: Our largest overweight is in the consumer sector with an 18.3% weight versus 12.5% for the Russell 1000 Value. Recent additions in this area include Newell Rubbermaid, Whirlpool, and R. R. Donnelley. Though we have been net sellers in the technology sector this year, we remain overweight there as well, with an 11.3% weighting versus 7.7% for the Index. Our largest underweight continues to be in the financial services sector, where we have a 21.3% weight versus 30.4% for the Index. Recent purchases in the financial sector include Allstate and Household International.

Q: WHAT IS YOUR OUTLOOK FOR YOUR STYLE OF VALUE INVESTING OVER THE NEXT SIX MONTHS? HOW DOES THIS COMPARE TO YOUR OUTLOOK FOR THE S&P 500 INDEX?

A: Over long market cycles, "value" investing has competed very successfully with the "growth" style of investing. There is an ebb and flow of market leadership, however, and large capitalization growth stocks have dominated the market for the last several years. In the first quarter of 1999, for instance, all of the gain in the S&P 500 was accounted for by just 18 large cap growth stocks; the other 482 stocks merely canceled each other out.

There was a significant change of leadership early in the second quarter as the market advance broadened to include value stocks and medium sized companies of all types. The catalyst was an upturn in global economic activity that should result in renewed earning power for value stocks at a time when their valuation characteristics are near historic lows. Our sense is that a new trend has been established, and that value stocks as a group can outperform the S&P 500 over the foreseeable future.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE TOTAL RETURN WOULD HAVE BEEN LOWER.

                                       13                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONCLUDED)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------
AN INTERVIEW WITH MR. STEPHEN POUNS OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND") (CONCLUDED)

THE RUSSELL 1000 VALUE INDEX TRACKS STOCKS IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS, AND LOWER FORECASTED GROWTH VALUES. THE STANDARD AND POOR'S 500 INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED TO BE REPRESENTATIVE OF THE STOCK MARKET IN GENERAL. INDIVIDUALS CANNOT INVEST DIRECTLY IN EITHER INDEX.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1999. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       14                         Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.7%)
           2,500,000 FHLMC, 6.00%, 11/15/21
                        (cost $2,471,094)...................  $ 2,432,338
                                                              -----------
GOVERNMENT AND AGENCY BONDS (30.3%)
           5,500,000 FHLB, 5.50%, 7/14/00....................   5,493,125
           2,500,000 FHLMC, 5.75%, 7/15/03...................   2,482,353
           2,500,000 FHLMC, 5.75%, 4/15/08...................   2,380,303
           2,500,000 FNMA, 5.63%, 3/15/01....................   2,495,320
           2,000,000 FNMA, 5.38%, 3/15/02....................   1,972,566
           5,000,000 FNMA, 5.75%, 6/15/05....................   4,912,506
                                                              -----------
Total Government and Agency Bonds
  (cost $19,926,664)                                           19,736,173
                                                              -----------
MORTGAGE BACKED SECURITIES (15.3%)
           2,528,295 FHLMC, Gold Pool C18118, 6.00%,
                      11/1/28...............................    2,387,090
           2,023,855 FHLMC, Gold Pool G00767, 7.50%,
                      8/1/27................................    2,052,554
           2,933,175 FNMA, Pool 440700, 6.00%, 11/1/28.......   2,765,632
           2,918,865 FNMA, Pool 440737, 6.00%, 12/1/28.......   2,752,139
                                                              -----------
Total Mortgage Backed Securities
  (cost $10,354,686)                                            9,957,415
                                                              -----------


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
U.S. TREASURY OBLIGATIONS (47.8%)
          13,150,000 U.S. Treasury Bond, 6.00%, 2/15/26...... $12,792,490
           3,073,620 U.S. Treasury Inflation Index Note,
                      3.63%, 1/15/08........................    2,988,136
           2,575,000 U.S. Treasury Note, 6.88%, 7/31/99......   2,579,828
           5,500,000 U.S. Treasury Note, 6.63%, 7/31/01......   5,616,875
           6,850,000 U.S. Treasury Note, 6.50%, 10/15/06.....   7,070,487
                                                              -----------
Total U.S. Treasury Obligations
  (cost $32,546,156)                                           31,047,816
                                                              -----------
SHORT TERM HOLDINGS (2.9%)
           1,871,107 Dreyfus Government Cash Management Fund,
                      4.28%
                        (at cost)...........................    1,871,107
                                                              -----------
Total Investments (100.0%)
  (cost $67,169,707)                                          $65,044,849
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       15                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
ASSET BACKED SECURITIES (1.1%)
           1,600,000 EQCC Home Equity Loan Trust, Series
                      1996-4 A6, 6.88%, 7/15/14
                        (cost $1,630,000)...................  $  1,615,240
                                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.9%)
             300,000 Commonwealth Edison Transitional Funding
                      Trust, Series 1998-1 A7, 5.74%,
                      12/25/10..............................       279,983
           1,300,000 FHLMC, 6.50%, 1/15/22...................    1,289,880
           1,000,000 FHLMC, 7.50% V/R, 12/15/24..............    1,010,858
           1,000,000 First Plus Home Loan Trust, Series
                      1998-3 A5, 6.49%, 7/10/17.............       996,985
             523,008 FNMA, 6.50%, 4/1/28.....................      506,879
             500,000 Money Store Home Equity Trust, Series
                      1996-D A13, 6.38%, 9/15/14............       501,777
             300,000 Mortgage Index Amortizing Trust, Series
                      1997-1 A1, 6.68%, 8/25/04 (#).........       299,906
           1,710,000 Nationslink Funding Corp., Series 1998-2
                      A2, 6.48%, 7/20/08....................     1,663,051
           2,000,000 Nationslink Funding Corp., Series 1999-1
                      A2, 6.32%, 11/20/08...................     1,916,430
                                                              ------------
Total Collateralized Mortgage Obligations
  (cost $8,630,732)                                              8,465,749
                                                              ------------
CORPORATE BONDS & NOTES (63.3%)
           2,600,000 AES Eastern Energy, 9.00%, 1/2/17.......    2,551,679
           2,600,000 Armstrong World Industries, 6.35%,
                      8/15/03...............................     2,551,733
             565,000 Associates Corp. of North America,
                      5.60%, 1/15/01........................       560,682
           2,000,000 Avco Financial Services, 6.00%,
                      8/15/02...............................     1,971,832
           1,500,000 BellSouth Telecommunications, 6.00% V/R,
                      06/15/02..............................     1,495,150
             500,000 Carramerica Realty, 6.63%, 3/1/05.......      469,802
           1,000,000 Case Credit Corp., 5.95%, 8/01/00.......      994,769
           1,000,000 Centura Banks, Inc., 6.50%, 3/15/09.....      935,130


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
           1,000,000 Choice Hotels International Corp.,
                      7.13%, 5/1/08.........................  $    941,447
             500,000 Chrysler Financial Co. LLC, 9.50%,
                      12/15/99..............................       507,938
             450,000 Colonial Realty LP, 7.50%, 7/15/01......      450,683
           1,000,000 Continental Airlines, Inc., 6.9%,
                      1/2/18................................       980,485
           1,583,594 Continental Airlines Inc., 6.65%,
                      3/15/19...............................     1,535,270
           1,000,000 Continental Cablevision Corp., 8.50%,
                      9/15/01...............................     1,043,760
           1,000,000 CPI Corp., 9.00%, 3/15/02 (+)...........    1,046,523
           2,500,000 East Coast Power LLC, 7.54%, 6/30/17....    2,329,670
           1,000,000 ENSCO International, Inc., 7.20%,
                      11/15/27..............................       923,734
             300,000 ERP Operating LP, 6.63% V/R, 4/13/15....      289,478
           2,450,000 Fidelity Investments, 7.57%, 6/15/29
                      (+)...................................     2,436,076
             650,000 First Interstate Bancorp, 9.13%,
                      2/1/04................................       715,362
           1,000,000 Florida Windstorm Underwriting, 7.13%,
                      2/25/19...............................       961,871
           3,500,000 General Motors Acceptance Corp., 7.13%,
                      5/1/01................................     3,553,393
           1,000,000 General Motors Acceptance Corp., 6.85%,
                      6/17/04...............................     1,008,374
           2,000,000 GTE Corp., 6.84%, 4/15/18...............    1,913,176
           2,000,000 Household Finance Corp., 6.13% V/R,
                      7/15/02...............................     1,978,556
           1,800,000 Key Bank NA, 6.50%, 4/15/08.............    1,740,989
           1,000,000 LASMO (USA), Inc., 7.30%, 11/15/27......      923,383
           3,000,000 Lehman Brothers Holdings, 6.63%,
                      12/27/02..............................     2,951,697
           1,500,000 Lehman Brothers Holdings, 7.00%,
                      5/15/03...............................     1,489,541
             400,000 Marriott International, Inc., 6.63%,
                      11/15/03..............................       392,148
           3,100,000 Mattel, Inc., 6.00%, 7/15/03............    3,024,583
             750,000 MCN Investment Corp., 6.35%, 4/2/02.....      739,387
           1,000,000 Mellon Financial Co., 7.63%, 11/15/99...    1,006,282

See Notes to Schedules of Investments and
  Notes to Financial Statements.       16                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
             500,000 Merrill Lynch & Co., Inc., 6.07%,
                      4/06/04...............................  $    487,572
           2,900,000 Morgan Stanley Dean Witter, 5.88%,
                      2/28/01...............................     2,880,573
           2,600,000 Mutual Life Insurance Co. of NY, 11.25%
                      V/R, 8/15/24 (+)......................     3,619,332
           1,000,000 National-Oilwell, Inc., 6.88%, 07/01/05
                      (+)...................................       968,161
           1,500,000 National Rural Utilities Corp., 5.50%,
                      1/15/05...............................     1,418,159
           2,500,000 NationsBank Corp., 6.38%, 2/15/08.......    2,402,420
           2,500,000 News America, Inc., 7.25%, 5/18/18......    2,336,758
           1,000,000 NGC Corp., 7.13%, 5/15/18...............      918,716
           1,500,000 Noble Drilling Corp., 7.50%, 3/15/19....    1,467,579
             600,000 Northwest Airlines Corp., 6.81%,
                      2/1/20................................       578,871
           1,500,000 Orion Capital Trust II, 7.70%,
                      4/15/28...............................     1,221,086
             500,000 Owens Corning, 7.50%, 5/1/05............      495,429
             900,000 Paine Webber Group, Inc., 6.38%,
                      5/17/04...............................       875,741
           3,600,000 Public Service Electric & Gas Co.,
                      6.13%, 8/1/02.........................     3,576,899
           1,000,000 Puget Sound Energy, Inc., 7.00%,
                      3/9/29................................       945,555
             700,000 Reckson Operating Partnership, 7.40%,
                      3/15/04...............................       688,032
           1,000,000 Reynolds (R.J.) Tobacco Holding, 7.38%,
                      5/15/03...............................       985,496
             250,000 Rollins Truck Leasing Corp., 6.88%,
                      8/1/01................................       250,726
           2,899,933 Scotia Pacific Co. LLC, 6.55%,
                      1/20/07...............................     2,736,420
             862,166 Seabrook Station-Unit 1, 7.83%,
                      1/2/19................................       840,997
           3,000,000 Sears Roebuck Acceptance Corp., 6.12%,
                      12/13/01..............................     2,968,605
             200,000 Shopko Stores, 6.50%, 8/15/03...........      193,935
           1,500,000 Sprint Capital Corp., 6.88%, 11/15/28...    1,369,851
             300,000 Standard Federal Bancorporation, 7.75%,
                      7/17/06...............................       304,942


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
             500,000 Tele-Communications, Inc., 9.80%,
                      2/1/12................................  $    611,883
           1,500,000 Texas Utilities Electric Co., 6.75%,
                      4/1/03................................     1,516,469
           1,500,000 Tyco International Group SA, 5.88%,
                      11/1/04 (+)...........................     1,449,477
           1,500,000 Union Planters Bank NA, 6.50%,
                      3/15/08...............................     1,416,914
           1,200,000 United Dominion Realty Trust, 8.13%,
                      11/15/00..............................     1,217,068
           1,000,000 Waste Management, Inc., 7.65%,
                      3/15/11...............................     1,045,869
             250,000 WMX Technologies, Inc., 7.00%,
                      10/15/06..............................       249,494
           3,000,000 360 Communications Co., 7.60%, 4/1/09...    3,121,347
                                                              ------------
Total Corporate Bonds & Notes
  (cost $94,241,546)                                            91,574,959
                                                              ------------
MORTGAGE BACKED SECURITIES (5.6%)
             566,317 FHLMC, Pool E69646, 6.00%, 3/1/13.......      548,358
             404,202 FHLMC, Pool E70688, 6.00%, 6/1/13.......      391,385
             933,038 FHLMC, Pool E75926, 6.00%, 4/1/14.......      903,218
           1,406,609 FHLMC, Pool E76404, 6.00%, 4/1/14.......    1,362,005
             936,566 FNMA, Pool 251818, 6.00%, 6/1/18........      892,379
             297,755 FNMA, Pool 313873, 7.00%, 12/1/27.......      295,751
             260,914 FNMA, Pool 399774, 7.00%, 5/1/28........      258,905
             885,811 FNMA, Pool 422848, 6.00%, 4/1/18........      844,018
             298,073 FNMA, Pool 428152, 7.00%, 5/1/28........      295,778
             955,587 FNMA, Pool 428968, 6.00%, 6/1/28........      901,004
           1,465,158 General Motors Acceptance Corp., 5.83%,
                      5/15/33...............................     1,413,796
                                                              ------------
Total Mortgage Backed Securities
  (cost $8,314,978)                                              8,106,597
                                                              ------------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       17                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
MUNICIPAL BONDS & NOTES (6.5%)
           2,000,000 Alameda, CA, Corridor Transportation
                      Auth., California RV, "C", 6.60%,
                      10/1/29...............................  $  1,834,366
             150,000 Denver, CO, Urban Renewal Authority, Tax
                      Increment RV, Adams Mark Hotel, Series
                      A, 6.37%, 9/1/02......................       148,926
           1,000,000 Madison, WI, Community Development
                      Authority RV, U.S. Bank insured,
                      6.20%, 7/2/18.........................     1,007,564
             905,000 Oklahoma County, OK, Finance Authority
                      MFHR, Oakridge Village Apartments,
                      Series A, HUD Section 8 insured,
                      8.05%, 10/1/09........................       939,963
           1,250,000 Philadelphia, PA, IDR Bonds, Pension
                      Funding, Retirement System, Series A,
                      FSA insured, 6.35%, 4/15/28...........     1,079,860
             260,000 Reeves County, TX, Tax COP, 6.70%,
                      3/31/05...............................       261,132
           2,000,000 Reeves County, TX, Tax COP, 7.25%,
                      6/01/11...............................     1,948,618
             200,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.13%, 12/1/99...............       200,917
             200,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.25%, 12/1/00...............       201,793
             250,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.50%, 12/1/02...............       253,566
             290,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.60%, 12/1/03...............       294,070
             250,000 St. Charles County, MO, Public Arena
                      Authority, Leasehold Taxable RV,
                      Family Area Project, 6.54%, 9/15/05...       237,986

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
MUNICIPAL BONDS & NOTES, CONTINUED
           1,000,000 Wickliffe, KY, Solid Waste Disposal
                      Facilities RV, Westvaco Corp. Project,
                      7.67%, 1/15/27(+).....................  $  1,021,986
                                                              ------------
Total Municipal Bonds & Notes
  (cost $9,707,604)                                              9,430,747
                                                              ------------
PREFERRED STOCK (1.5%)
           1,000,000 Centaur Funding Corp., 9.08%, 4/21/20
                      (+)...................................     1,075,625
           4,000,000 Lincoln National Capital, 6.40%,
                      8/13/01...............................     1,005,000
                                                              ------------
Total Preferred Stock
  (cost $2,000,000)                                              2,080,625
                                                              ------------
U.S. TREASURY OBLIGATIONS (13.0%)
           1,500,000 U.S. Treasury Note, 6.63%, 7/31/01......    1,531,875
           1,000,000 U.S. Treasury Note, 6.25%, 2/28/02......    1,015,313
             500,000 U.S. Treasury Note, 4.25%, 11/15/03.....      471,875
             100,000 U.S. Treasury Note, 4.75%, 11/15/08.....       91,813
           7,460,000 U.S. Treasury Note, 5.50%, 5/15/09......    7,287,488
           9,510,000 U.S. Treasury Bond, 5.25%, 11/15/28.....    8,419,327
                                                              ------------
Total U.S. Treasury Obligations
  (cost $19,139,515)                                            18,817,691
                                                              ------------
SHORT TERM HOLDINGS (3.1%)
CASH MANAGEMENT ACCOUNTS (0.0%)
              84,230 Dreyfus Government Cash Management Fund,
                      4.28%.................................        84,230
                                                              ------------
COMMERCIAL PAPER (3.1%)
           2,000,000 Citibank Capital Markets Assets LLC,
                      5.80%, 7/1/99.........................     2,000,000
           2,500,000 Ford Motor Credit Co., 5.75%, 7/1/99....    2,500,000
                                                              ------------
                                                                 4,500,000
                                                              ------------
Total Short Term Holdings (at cost)                              4,584,230
                                                              ------------
Total Investments (100.0%)
  (cost $148,356,148)                                         $144,675,838
                                                              ------------
                                                              ------------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       18                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COMMON STOCK (95.8%)
APPAREL & ACCESSORY STORES (1.3%)
              11,970 Intimate Brands, Inc.................... $   567,078
                                                              -----------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
  DEALERS (1.7%)
              11,800 Home Depot, Inc.........................     760,362
                                                              -----------
BUSINESS SERVICES (13.1%)
               3,100 America Online, Inc.*...................     342,550
              13,600 Concord EFS, Inc.*......................     575,450
              14,300 First Data Corp.........................     699,806
              16,500 Fiserv, Inc.*...........................     516,656
              14,300 IMS Health, Inc.........................     446,875
              20,400 Microsoft Corp.*........................   1,839,826
              26,500 Novell, Inc.*...........................     702,250
               8,700 Omnicom Group, Inc......................     696,000
                                                              -----------
                                                                5,819,413
                                                              -----------
CHEMICALS & ALLIED PRODUCTS (9.0%)
               9,100 American Home Products Corp.............     523,250
               8,800 Biogen, Inc.*...........................     565,951
              18,400 Estee Lauder Cos., Inc..................     922,300
               6,400 Gillette Co.............................     262,400
              10,400 Procter & Gamble Co.....................     928,200
              14,400 Schering-Plough Corp....................     763,200
                                                              -----------
                                                                3,965,301
                                                              -----------
COMMUNICATIONS (5.9%)
              15,300 AT&T Corp...............................     853,931
               9,000 Clear Channel Communications, Inc.*.....     620,437
              19,600 SBC Communications, Inc.................   1,136,800
                                                              -----------
                                                                2,611,168
                                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (1.4%)
               8,523 Bank of America Corp....................     624,842
                                                              -----------
EATING & DRINKING PLACES (1.3%)
              14,100 McDonald's Corp.........................     582,506
                                                              -----------
EDUCATIONAL SERVICES (1.8%)
              22,125 Symbol Technologies, Inc................     815,859
                                                              -----------


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (8.1%)
              30,600 American Power Conversion Corp.*........ $   615,825
              10,900 General Electric Co.....................   1,231,700
              15,840 Lucent Technologies, Inc................   1,068,210
               4,500 Texas Instruments, Inc..................     652,500
                                                              -----------
                                                                3,568,235
                                                              -----------
FEDERAL AGENCIES & INSTRUMENTALITIES (1.9%)
              12,300 Federal National Mortgage Assn..........     841,014
                                                              -----------
FOOD STORES (1.2%)
              10,600 Albertson's, Inc........................     546,562
                                                              -----------
GENERAL MERCHANDISE STORES (2.1%)
              19,100 Wal-Mart Stores, Inc....................     921,575
                                                              -----------
HOLDING & OTHER INVESTMENT OFFICES (1.3%)
              18,000 Paychex, Inc............................     573,750
                                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
  (12.6%)
              14,400 Cisco Systems, Inc.*....................     928,800
               5,600 Comverse Technology, Inc.*..............     422,800
              11,800 EMC Corp.*..............................     649,000
               8,400 IBM Corp................................   1,085,700
              12,000 Intel Corp..............................     714,000
              10,800 Lexmark International Group, Inc.*......     713,476
               9,500 Linear Technology Corp..................     638,875
               6,500 Vitesse Semiconductor Corp.*............     438,344
                                                              -----------
                                                                5,590,995
                                                              -----------
INSURANCE CARRIERS (5.0%)
               8,300 AFLAC, Inc..............................     397,362
              10,600 American International Group, Inc.......   1,240,862
              12,150 Citigroup, Inc..........................     577,125
                                                              -----------
                                                                2,215,349
                                                              -----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (2.3%)
               3,900 Allergan, Inc...........................     432,900
              10,800 Waters Corp.*...........................     573,750
                                                              -----------
                                                                1,006,650
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       19                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES (1.5%)
               6,800 Tyco International Ltd.................. $   644,300
                                                              -----------
MISCELLANEOUS RETAIL (3.9%)
              20,400 Bed Bath & Beyond, Inc.*................     785,400
               6,200 Costco Cos., Inc.*......................     496,387
              20,700 Office Depot, Inc.*.....................     456,693
                                                              -----------
                                                                1,738,480
                                                              -----------
MOTION PICTURE AND VIDEO TAPE PRODUCTION (2.5%)
              14,800 Time Warner, Inc........................   1,087,800
                                                              -----------
NONDEPOSITORY CREDIT INSTITUTIONS (1.3%)
               5,900 Providian Financial Corp................     551,650
                                                              -----------
OIL & GAS EXTRACTION (4.9%)
              13,500 Apache Corp.............................     526,500
               7,000 Atlantic Richfield Co...................     584,937
              13,200 Enron Corp..............................   1,079,100
                                                              -----------
                                                                2,190,537
                                                              -----------
PERSONAL SERVICES (1.4%)
               9,500 Cintas Corp.............................     638,281
                                                              -----------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------

PETROLEUM REFINING & RELATED INDUSTRIES (2.0%)
              14,100 Conoco Inc., Class A.................... $   393,037
               6,400 Exxon Corp..............................     493,600
                                                              -----------
                                                                  886,637
                                                              -----------
PHARMACEUTICAL PREPARATIONS (5.6%)
              13,400 Bristol-Myers Squibb Co.................     943,865
              10,900 Merck & Co., Inc........................     806,600
               6,600 Pfizer, Inc.............................     724,350
                                                              -----------
                                                                2,474,815
                                                              -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES
  (2.7%)
              11,600 Morgan Stanley Dean Witter..............   1,189,000
                                                              -----------
Total Common Stock
  (cost $37,335,247)                                           42,412,159
                                                              -----------
SHORT TERM HOLDINGS (4.2%)
           1,869,589 Dreyfus Government Cash Management Fund,
                      4.28% (at cost).......................    1,869,589
                                                              -----------
Total Investments (100.0%)
  (cost $39,204,836)                                          $44,281,748
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       20                         Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COMMON STOCK (99.5%)
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
  SIMILAR MATERIALS (2.6%)
              41,900 Warnaco Group, Inc., Class A............ $ 1,120,825
                                                              -----------
BUSINESS SERVICES (8.7%)
              22,400 Electronic Data Systems Corp............   1,267,001
              28,700 First Data Corp.........................   1,404,506
              35,600 Newbridge Networks Corp.*...............   1,023,500
                                                              -----------
                                                                3,695,007
                                                              -----------
COMMUNICATIONS (6.3%)
              13,300 Ameritech Corp..........................     977,550
              22,500 GTE Corp................................   1,704,375
                                                              -----------
                                                                2,681,925
                                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (3.6%)
              32,800 First Union Corp........................   1,541,600
                                                              -----------
ELECTRIC, GAS & SANITARY SERVICES (12.4%)
              14,800 Duke Energy Corp........................     804,751
              29,900 Edison International....................     799,825
              34,300 El Paso Energy Corp.....................   1,206,932
              44,500 Southern Co.............................   1,179,250
              24,000 Waste Management, Inc...................   1,290,000
                                                              -----------
                                                                5,280,758
                                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (7.1%)
              73,200 American Power Conversion Corp.*........   1,473,150
              20,700 Whirlpool Corp..........................   1,531,800
                                                              -----------
                                                                3,004,950
                                                              -----------
FOOD & KINDRED PRODUCTS (3.4%)
              36,700 Hercules, Inc...........................   1,442,768
                                                              -----------
GENERAL MERCHANDISE STORES (2.9%)
              23,400 Federated Department Stores, Inc.*......   1,238,738
                                                              -----------
HEALTH SERVICES (3.1%)
              26,500 Columbia HCA Healthcare Corp............     604,531
               1,394 LifePoint Hospitals, Inc.*..............      18,731
              35,900 Tenet Healthcare Corp.*.................     666,393
               1,394 Triad Hospitals, Inc.*..................      18,821
                                                              -----------
                                                                1,308,476
                                                              -----------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
  (7.3%)
              19,300 Ingersoll-Rand Co....................... $ 1,247,262
              17,800 Intel Corp..............................   1,059,100
              35,900 Pall Corp...............................     796,531
                                                              -----------
                                                                3,102,893
                                                              -----------
INSURANCE AGENTS, BROKERS & SERVICES (2.4%)
              13,700 Marsh & McLennan Cos., Inc..............   1,034,350
                                                              -----------
INSURANCE CARRIERS (5.7%)
              32,900 Allstate Corp...........................   1,180,287
              19,400 MBIA, Inc...............................   1,256,150
                                                              -----------
                                                                2,436,437
                                                              -----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.7%)
              11,900 Baxter International, Inc...............     721,437
                                                              -----------
NONDEPOSITORY CREDIT INSTITUTIONS (6.2%)
              19,100 Household International, Inc............     904,862
              38,300 SLM Holding Corp........................   1,754,619
                                                              -----------
                                                                2,659,481
                                                              -----------
OIL & GAS EXTRACTION (2.7%)
              26,500 Burlington Resources, Inc...............   1,146,125
                                                              -----------
PAPER & ALLIED PRODUCTS (3.3%)
              14,000 Bowater, Inc............................     661,500
              15,400 Champion International Corp.............     737,275
                                                              -----------
                                                                1,398,775
                                                              -----------
PETROLEUM REFINING & RELATED INDUSTRIES (5.1%)
              23,600 Cooper Cameron Corp.*...................     874,675
              21,700 Royal Dutch Petroleum Co................   1,307,425
                                                              -----------
                                                                2,182,100
                                                              -----------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.9%)
              22,300 Donnelley (R.R.) & Sons Co..............     826,493
                                                              -----------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (1.9%)
              22,200 Weatherford International, Inc.*........     813,075
                                                              -----------
TRANSPORTATION EQUIPMENT (4.7%)
              20,800 Dana Corp...............................     958,100
              24,900 Goodrich (B.F.) Co......................   1,058,250
                                                              -----------
                                                                2,016,350
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.       21                         Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
WHOLESALE TRADE-DURABLE GOODS (4.0%)
              19,100 Federal-Mogul Corp...................... $   993,200
              15,600 Newell Rubbermaid, Inc..................     725,400
                                                              -----------
                                                                1,718,600
                                                              -----------
WHOLESALE TRADE-NONDURABLE GOODS (2.5%)
              35,100 Sysco Corp..............................   1,046,419
                                                              -----------
Total Common Stock
  (cost $40,003,623)                                           42,417,582
                                                              -----------
SHORT TERM HOLDINGS (0.5%)
             227,340 Dreyfus Government Cash Management Fund,
                      4.28% (at cost).......................      227,340
                                                              -----------
Total Investments (100.0%)
  (cost $40,230,962)                                          $42,644,922
                                                              -----------
                                                              -----------

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(*) Non-income producing securities.

(+) Securities that may be resold to "qualified institutional buyers" under rule
    144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at June 30, 1999.

(#) Securities that are fair valued as determined by the Board of Trustees. (See
    Note 2 to Notes to Financial Statements).

    Definition of certain terms:

ACA        American Capital Access Corp.
COP        Certificates of Participation
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corp.
FNMA       Federal National Mortgage Assoc.
FSA        Financial Security Assurance, Inc.
HUD        Department of Housing and Urban Development
IDA        Industrial Development Authority
IDR        Industrial Development Revenue
MFHR       Multi Family Housing Revenue
RV         Revenue Bonds
V/R        Variable Rate--these securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or readjustment. The interest rates shown reflect the rate in effect on June 30, 1999.

See Notes to Financial Statements.     22                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                            GOVERNMENT        CORPORATE         GROWTH            VALUE
                                             BOND FUND        BOND FUND       EQUITY FUND      EQUITY FUND
                                           -------------    -------------    -------------    -------------
ASSETS
    Investments (Note 2)
      Investments at cost...............   $ 67,169,707     $ 148,356,148    $ 39,204,836     $ 40,230,962
      Net unrealized appreciation
       (depreciation)...................     (2,124,858)       (3,680,310)      5,076,912        2,413,960
                                           -------------    -------------    -------------    -------------
        Total investments at value......     65,044,849       144,675,838      44,281,748       42,644,922
    Cash................................             --                --           3,750            3,750
    Interest, dividends and other
     receivables........................      1,095,405         2,085,186          19,241           64,203
    Receivable for investments sold.....             --         7,306,444              --               --
    Organization costs, net of
     amortization (Note 2)..............         22,468            22,403          22,468           22,468
    Other assets........................          2,499             5,166           1,580            1,294
                                           -------------    -------------    -------------    -------------
Total Assets............................     66,165,221       154,095,037      44,328,787       42,736,637
                                           -------------    -------------    -------------    -------------
LIABILITIES
    Dividends payable...................        243,388           767,072              --           73,873
    Payable for investments purchased...             --         6,929,950              --               --
    Payable to investment adviser (Note
     3).................................          1,613             3,563           1,702            1,725
    Payable to investment sub-adviser
     (Note 3)...........................         21,862            46,919           8,513            8,623
    Payable to administrator (Note 3)...          8,063            17,817           5,108            5,174
    Payable to shareholder servicing
     agent (Note 3).....................          9,139            20,193           5,044            5,122
    Accrued fees, other liablilities and
     other expenses.....................         25,161            44,587          23,506           24,732
                                           -------------    -------------    -------------    -------------
Total Liabilities.......................        309,226         7,830,101          43,873          119,249
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 65,855,995     $ 146,264,936    $ 44,284,914     $ 42,617,388
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
COMPONENTS OF NET ASSETS
    Paid in capital.....................   $ 68,004,996     $ 151,979,814    $ 35,645,471     $ 41,519,963
    Undistributed net investment income
     (loss).............................            423               423         (27,971)              --
    Net unrealized appreciation
     (depreciation) of investments......     (2,124,858)       (3,680,310)      5,076,912        2,413,960
    Accumulated net realized gain (loss)
     from investments...................        (24,566)       (2,034,991)      3,590,502       (1,316,535)
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 65,855,995     $ 146,264,936    $ 44,284,914     $ 42,617,388
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
NET ASSETS BY SHARE CLASS
    Trust Shares........................   $         --     $          --    $    555,475     $    425,877
    Institutional Shares................     65,855,995       146,264,936      43,729,439       42,191,511
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 65,855,995     $ 146,264,936    $ 44,284,914     $ 42,617,388
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
SHARES OF BENEFICIAL INTEREST
    Trust Shares........................             --                --          43,027           43,976
    Institutional Shares................      6,745,635        15,227,333       3,372,045        4,339,873

NET ASSET VALUE (OFFERING AND REDEMPTION
 PRICE) PER SHARE

    Trust Shares........................   $         --     $          --    $      12.91     $       9.68

    Institutional Shares................   $       9.76     $        9.61    $      12.97     $       9.72

See Notes to Financial Statements.     23                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                           GOVERNMENT      CORPORATE       GROWTH       VALUE EQUITY
                                            BOND FUND      BOND FUND     EQUITY FUND        FUND
                                           -----------    -----------    -----------    ------------
INVESTMENT INCOME
    Dividend income.....................   $       --     $   73,617     $  134,291     $   266,777
    Interest income.....................    1,897,506      4,345,017         42,126          69,476
                                           -----------    -----------    -----------    ------------
Total Investment Income.................    1,897,506      4,418,634        176,417         336,253
                                           -----------    -----------    -----------    ------------
EXPENSES
    Investment advisory (Note 3)........       74,917        157,933         68,392          63,008
    Shareholder servicing (Note 3)
      Institutional Shares..............       55,373        116,733         28,963          26,740
    Administration (Note 3).............       48,859        103,000         29,311          27,004
    Transfer agent (Note 3)
      Trust Shares......................           --             --            313             253
      Institutional Shares..............       12,413         12,751         18,119          18,120
    Accounting (Note 3).................       18,000         27,000         24,000          24,000
    Distribution (Note 3)
      Trust Shares......................           --             --            580             440
    Legal...............................        2,358          5,937          1,515           1,702
    Audit...............................        8,250          8,250          8,250           8,250
    Custody.............................        5,236         17,296         13,624           5,335
    Trustees............................        2,655          5,628          1,441           1,224
    Registration........................        4,888          5,040          5,749           4,784
    Amortization of organization costs
     (Note 2)...........................        3,000          3,000          3,000           3,000
    Miscellaneous.......................        6,960         20,827          6,179           8,071
                                           -----------    -----------    -----------    ------------
Total Expenses..........................      242,909        483,395        209,436         191,931
    Expenses reimbursed and fees waived
     (Note 4)...........................      (21,715)       (45,778)       (15,027)        (13,320)
                                           -----------    -----------    -----------    ------------
Net Expenses............................      221,194        437,617        194,409         178,611
                                           -----------    -----------    -----------    ------------
NET INVESTMENT INCOME (LOSS)............    1,676,312      3,981,017        (17,992)        157,642
                                           -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Net realized gain (loss) from
     investments........................      (23,955)    (2,001,654)     1,984,671         613,179
    Net change in unrealized
     appreciation (depreciation) of
     investments........................   (3,204,302)    (4,866,936)     2,073,134       1,917,974
                                           -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.........................   (3,228,257)    (6,868,590)     4,057,805       2,531,153
                                           -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $(1,551,945)   $(2,887,573)   $4,039,813     $ 2,688,795
                                           -----------    -----------    -----------    ------------
                                           -----------    -----------    -----------    ------------

See Notes to Financial Statements.     24                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                GOVERNMENT BOND FUND              CORPORATE BOND FUND
                                           ------------------------------    ------------------------------
                                            SIX MONTHS         PERIOD         SIX MONTHS         PERIOD
                                               ENDED            ENDED            ENDED            ENDED
                                           JUNE 30, 1999    DECEMBER 31,     JUNE 30, 1999    DECEMBER 31,
                                            (UNAUDITED)        1998(a)        (UNAUDITED)        1998(b)
                                           ----------------------------------------------------------------
NET ASSETS--BEGINNING OF PERIOD.........   $ 65,675,565     $         --     $137,337,990     $         --
OPERATIONS:
  Net investment income.................      1,676,312        1,774,865        3,981,017        5,074,635
  Net realized gain (loss) from
   investments..........................        (23,955)         889,300       (2,001,654)       2,741,126
  Net change in unrealized appreciation
   (depreciation) of investments........     (3,204,302)       1,079,444       (4,866,936)       1,186,626
                                           -------------    -------------    -------------    -------------
    Net increase (decrease) in net
     assets resulting from operations...     (1,551,945)       3,743,609       (2,887,573)       9,002,387
                                           -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Institutional
   Shares...............................     (1,676,312)      (1,774,865)      (3,981,017)      (5,074,635)
  Net realized capital gain from
   investments--Institutional Shares....             --         (889,917)              --       (2,774,463)
                                           -------------    -------------    -------------    -------------
    Total distributions to
     shareholders.......................     (1,676,312)      (2,664,782)      (3,981,017)      (7,849,098)
                                           -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Institutional
   Shares...............................      4,624,896       85,999,880       25,860,309      177,765,653
  Reinvestment of
   distributions--Institutional
   Shares...............................        448,231          920,555          158,806        2,329,123
  Redemption of shares--Institutional
   Shares...............................     (1,664,440)     (22,323,697)     (10,223,579)     (43,910,075)
                                           -------------    -------------    -------------    -------------
    Net increase from capital
     transactions.......................      3,408,687       64,596,738       15,795,536      136,184,701
                                           -------------    -------------    -------------    -------------
    Net increase in net assets..........        180,430       65,675,565        8,926,946      137,337,990
                                           -------------    -------------    -------------    -------------
NET ASSETS--END OF PERIOD (A)...........   $ 65,855,995     $ 65,675,565     $146,264,936     $137,337,990
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
  (A) Including accumulated
    undistributed net investment
    income..............................   $        423     $        423     $        423     $        423
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------


                                              SHARES           SHARES           SHARES           SHARES
                                           -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Institutional
   Shares...............................        460,272        8,492,304        2,624,929       17,666,188
  Reinvestment of
   distributions--Institutional
   Shares...............................         44,949           89,801           16,129          231,044
  Redemption of shares--Institutional
   Shares...............................       (165,103)      (2,176,588)      (1,029,081)      (4,281,876)
                                           -------------    -------------    -------------    -------------
  Net increase in shares................        340,118        6,405,517        1,611,977       13,615,356
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------

------------------------------
(a) For the period March 29, 1998 (commencement of operations) through December 31, 1998 (Note 1).
(b) For the period March 25, 1998 (commencement of operations) through December 31, 1998 (Note 1).

See Notes to Financial Statements.     25                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
--------------------------------------------------------------------------------

                                                 GROWTH EQUITY FUND                VALUE EQUITY FUND
                                           ------------------------------    ------------------------------
                                            SIX MONTHS         PERIOD         SIX MONTHS         PERIOD
                                               ENDED            ENDED            ENDED            ENDED
                                           JUNE 30, 1999    DECEMBER 31,     JUNE 30, 1999    DECEMBER 31,
                                            (UNAUDITED)        1998(a)        (UNAUDITED)        1998(a)
                                           ----------------------------------------------------------------
NET ASSETS--BEGINNING OF PERIOD.........   $ 26,799,219     $         --     $ 30,974,497     $         --
OPERATIONS:
  Net investment income (loss)..........        (17,992)          33,237          157,642          104,472
  Net realized gain (loss) from
   investments..........................      1,984,671        3,424,032          613,179       (1,929,714)
  Net change in unrealized appreciation
   of investments.......................      2,073,134        3,003,778        1,917,974          495,986
                                           -------------    -------------    -------------    -------------
    Net increase (decrease) in net
     assets resulting from operations...      4,039,813        6,461,047        2,688,795       (1,329,256)
                                           -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Trust Shares...             --             (297)          (1,544)            (905)
  Net investment income--Institutional
   Shares...............................        (11,694)         (31,648)        (156,747)        (103,341)
  Net realized capital gain from
   investments--Trust Shares............             --          (18,252)              --               --
  Net realized capital gain from
   investments--Institutional Shares....             --       (1,799,949)              --               --
                                           -------------    -------------    -------------    -------------
    Total distributions to
     shareholders.......................        (11,694)      (1,850,146)        (158,291)        (104,246)
                                           -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Trust Shares..........        174,856        1,620,834           97,500        1,519,346
  Sale of shares--Institutional
   Shares...............................     42,230,436       48,487,911       20,540,548       34,931,423
  Reinvestment of distributions--Trust
   Shares...............................            144           18,549            1,544              905
  Reinvestment of
   distributions--Institutional
   Shares...............................          5,163        1,285,045           48,681           45,654
  Redemption of shares--Trust Shares....        (51,379)      (1,302,403)              --       (1,206,242)
  Redemption of shares--Institutional
   Shares...............................    (28,901,644)     (27,921,618)     (11,575,886)      (2,883,087)
                                           -------------    -------------    -------------    -------------
    Net increase from capital
     transactions.......................     13,457,576       22,188,318        9,112,387       32,407,999
                                           -------------    -------------    -------------    -------------
    Net increase in net assets..........     17,485,695       26,799,219       11,642,891       30,974,497
                                           -------------    -------------    -------------    -------------
NET ASSETS--END OF PERIOD (A)...........   $ 44,284,914     $ 26,799,219     $ 42,617,388     $ 30,974,497
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
  (A) Including accumulated
    undistributed net investment income
    (loss)..............................   $    (27,971)    $      1,715     $         --     $        649
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------


                                              SHARES           SHARES           SHARES           SHARES
                                           -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Trust Shares..........         14,593          161,489           10,605          153,755
  Sale of shares--Institutional
   Shares...............................      3,466,909        4,716,662        2,196,984        3,655,098
  Reinvestment of distributions--Trust
   Shares...............................             12            1,622              166              105
  Reinvestment of
   distributions--Institutional
   Shares...............................            421          111,988            5,272            5,273
  Redemption of shares--Trust Shares....         (4,181)        (130,508)              --         (120,656)
  Redemption of shares--Institutional
   Shares...............................     (2,395,662)      (2,528,273)      (1,200,425)        (322,329)
                                           -------------    -------------    -------------    -------------
  Net increase in shares................      1,082,092        2,332,980        1,012,602        3,371,246
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------

------------------------------
(a) For the period March 29, 1998 (commencement of operations) through December 31, 1998 (Note 1).

See Notes to Financial Statements.     26                         Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA FOR AN AVERAGE SHARE OF EACH FUND OUTSTANDING THROUGHOUT EACH PERIOD:

                                                           GOVERNMENT                           CORPORATE
                                                           BOND FUND                            BOND FUND
                                               ----------------------------------   ----------------------------------
                                                INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL
                                                   SHARES              SHARES           SHARES              SHARES
                                               ---------------     --------------   ---------------     --------------
                                                 SIX MONTHS            PERIOD         SIX MONTHS            PERIOD
                                                    ENDED              ENDED             ENDED              ENDED
                                                JUNE 30, 1999       DECEMBER 31,     JUNE 30, 1999       DECEMBER 31,
                                                 (UNAUDITED)          1998(a)         (UNAUDITED)          1998(b)
                                               ---------------     --------------   ---------------     --------------

Net asset value, beginning of period.........       $  10.25            $  10.00         $  10.09            $  10.00
                                               ---------------     --------------   ---------------     --------------
Investment Operations:
    Net investment income....................           0.25                0.39             0.28                0.43
    Net realized and unrealized gain (loss)
     on investments..........................          (0.49)               0.39            (0.48)               0.30
                                               ---------------     --------------   ---------------     --------------
Total from Investment Operations.............          (0.24)               0.78            (0.20)               0.73
                                               ---------------     --------------   ---------------     --------------
Distributions from:
  Net investment income......................          (0.25)              (0.39)           (0.28)              (0.43)
  Net realized gain on investments...........             --               (0.14)              --               (0.21)
                                               ---------------     --------------   ---------------     --------------
Total Distributions..........................          (0.25)              (0.53)           (0.28)              (0.64)
                                               ---------------     --------------   ---------------     --------------
Net asset value, end of period...............       $   9.76            $  10.25         $   9.61            $  10.09
                                               ---------------     --------------   ---------------     --------------
                                               ---------------     --------------   ---------------     --------------
Total Return (c).............................          (2.32)%              7.96%           (1.98)%              7.50%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver
     of fees (d).............................           0.68%               0.73%            0.64%               0.63%
    Expenses, excluding reimbursement/waiver
     of fees (d).............................           0.75%               0.85%            0.70%               0.76%
    Net investment income, including
     reimbursement/waiver of fees (d)........           5.15%               5.05%            5.80%               5.60%
Portfolio turnover rate......................              7%                114%             169%                377%
Net assets at end of period (000's
  omitted)...................................       $ 65,856            $ 65,676         $146,265            $137,338

------------------------------
(a) For the period March 29, 1998 (commencement of operations) through December 31, 1998 (Note 1).
(b) For the period March 25, 1998 (commencement of operations) through December 31, 1998 (Note 1).
(c) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(d) Annualized.

See Notes to Financial Statements.     27                         Memorial Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED PER SHARE DATA FOR AN AVERAGE SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                               GROWTH
                                                                             EQUITY FUND
                                               -----------------------------------------------------------------------
                                                    TRUST              TRUST         INSTITUTIONAL      INSTITUTIONAL
                                                   SHARES              SHARES           SHARES              SHARES
                                               ---------------     --------------   ---------------     --------------
                                                 SIX MONTHS            PERIOD         SIX MONTHS            PERIOD
                                                    ENDED              ENDED             ENDED              ENDED
                                                JUNE 30, 1999       DECEMBER 31,     JUNE 30, 1999       DECEMBER 31,
                                                 (UNAUDITED)          1998(a)         (UNAUDITED)          1998(a)
                                               ---------------     --------------   ---------------     --------------

Net asset value, beginning of period.........       $  11.45            $  10.00         $  11.49            $  10.00
                                               ---------------     --------------   ---------------     --------------
Investment Operations:
    Net investment income (loss).............          (0.08)               0.01            (0.07)               0.01
    Net realized and unrealized gain on
     investments.............................           1.54                2.05             1.55                2.09
                                               ---------------     --------------   ---------------     --------------
Total from Investment Operations.............           1.46                2.06             1.48                2.10
                                               ---------------     --------------   ---------------     --------------
Distributions from:
  Net investment income......................             --               (0.01)           (0.00)(d)           (0.01)
  Net realized gain on investments...........             --               (0.60)              --               (0.60)
                                               ---------------     --------------   ---------------     --------------
Total Distributions..........................             --               (0.61)           (0.00)              (0.61)
                                               ---------------     --------------   ---------------     --------------
Net asset value, end of period...............       $  12.91            $  11.45         $  12.97            $  11.49
                                               ---------------     --------------   ---------------     --------------
                                               ---------------     --------------   ---------------     --------------
Total Return (b).............................          12.79%              20.57%           12.92%              20.97%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver
     of fees (c).............................           1.24%               1.25%            0.99%               1.00%
    Expenses, excluding reimbursement/waiver
     of fees (c).............................           1.56%               2.29%            1.07%               1.19%
    Net investment income (loss), including
     reimbursement/ waiver of fees (c).......          (0.22)%              0.14%           (0.09)%              0.16%
Portfolio turnover rate......................             54%                135%              54%                135%
Net assets at end of period (000's
  omitted)...................................       $    555            $    373         $ 43,729            $ 26,426

------------------------------
(a) For the period March 29, 1998 (commencement of operations) through December 31, 1998 (Note 1).
(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(c) Annualized.
(d) Distributions of net investment income per share were less than $0.01.

See Notes to Financial Statements.     28                         Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA FOR AN AVERAGE SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                VALUE
                                                                             EQUITY FUND
                                               -----------------------------------------------------------------------
                                                    TRUST              TRUST         INSTITUTIONAL      INSTITUTIONAL
                                                   SHARES              SHARES           SHARES              SHARES
                                               ---------------     --------------   ---------------     --------------
                                                 SIX MONTHS            PERIOD         SIX MONTHS            PERIOD
                                                    ENDED              ENDED             ENDED              ENDED
                                                JUNE 30, 1999       DECEMBER 31,     JUNE 30, 1999       DECEMBER 31,
                                                 (UNAUDITED)          1998(a)         (UNAUDITED)          1998(a)
                                               ---------------     --------------   ---------------     --------------

Net asset value, beginning of period                $   9.16            $  10.00         $   9.19            $  10.00
                                               ---------------     --------------   ---------------     --------------
Investment Operations:
    Net investment income....................           0.03                0.02             0.04                0.03
    Net realized and unrealized gain (loss)
     on investments..........................           0.53               (0.83)            0.53               (0.81)
                                               ---------------     --------------   ---------------     --------------
Total from Investment Operations.............           0.56               (0.81)            0.57               (0.78)
                                               ---------------     --------------   ---------------     --------------
Distributions from:
  Net investment income......................          (0.04)              (0.03)           (0.04)              (0.03)
                                               ---------------     --------------   ---------------     --------------
Net asset value, end of period...............       $   9.68            $   9.16         $   9.72            $   9.19
                                               ---------------     --------------   ---------------     --------------
                                               ---------------     --------------   ---------------     --------------
Total Return (b).............................           6.10%              (8.06)%           6.19%              (7.76)%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver
     of fees (c).............................           1.24%               1.25%            0.99%               1.00%
    Expenses, excluding reimbursement/waiver
     of fees (c).............................           1.56%               2.40%            1.06%               1.25%
    Net investment income, including
     reimbursement/waiver of fees (c)........           0.72%               0.34%            0.88%               0.59%
Portfolio turnover rate......................             28%                 37%              28%                 37%
Net assets at end of period (000's
  omitted)...................................       $    426            $    304         $ 42,192            $ 30,670

------------------------------
(a) For the period March 29, 1998 (commencement of operations) through December 31, 1998 (See Note 1).
(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(c) Annualized.

See Notes to Financial Statements.     29                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has four active diversified investment portfolios (each a "Fund" and, collectively, the "Funds") The Trust Instrument authorizes each Fund to issue an unlimited number of shares of beneficial interest. The classes of each Fund and their dates of commencement of operations are as follows:

Government Bond Fund (Institutional Shares)         March 29, 1998

Corporate Bond Fund (Institutional Shares)          March 25, 1998

Growth Equity Fund (Trust and Institutional
Shares)                                             March 29, 1998

Value Equity Fund (Trust and Institutional Shares)  March 29, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION--Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund's business day. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. As of June 30, 1999, there was one security, with a fair market value of $299,906, held by the Corporate Bond Fund. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS--Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold is determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME--Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income to shareholders are declared daily and paid monthly by Government Bond Fund and Corporate Bond Fund. Net investment income distributions for Growth Equity Fund and Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS--Costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning with the commencement of the Funds' operations.

FEDERAL TAXES--Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

As of December 31, 1998, Value Equity Fund has a capital loss carryover in the amount of $1,035,112, expiring December 31, 2006, available to offset future net realized capital gains.

                                       30                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Forum Investment Advisors, LLC (the "Adviser"). The Adviser receives monthly, from each Fund, an advisory fee at an annual rate of 0.23% of the average daily net assets of Government Bond Fund and Corporate Bond Fund, and 0.35% of the average daily net assets of Growth Equity Fund and Value Equity Fund. In addition, the Adviser has retained the following investment sub-advisers (each a "Sub-adviser") for each Fund pursuant to an investment sub-advisory agreement with the Adviser:

Government Bond Fund       The Northern Trust Company

Corporate Bond Fund        Conseco Capital Management, Inc.

Growth Equity Fund         Davis Hamilton Jackson & Associates, L.P.

Value Equity Fund          Beutel, Goodman Capital Management

Currently, the Adviser pays the Sub-advisers of Government Bond Fund and Corporate Bond Fund an annual fee of 0.20% of the average daily net assets of each Fund. The Sub-advisers for Growth Equity Fund and Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund. The amount of the fees paid by the Adviser to each Sub-adviser may vary from time to time as a result of periodic negotiations with each Sub-adviser regarding such matters as the nature and extent of the services provided (other than investment selection and order placement activities). To assist in carrying out its responsibilities, the Adviser has retained Wellesley Group, Inc. ("Wellesley"). Wellesley provides data with which the Adviser and the Board of Trustees of the Trust can monitor and evaluate the performance of the Funds and Sub-advisers. Wellesley receives a fee from the Adviser of 0.02% of the average annual net assets of the Funds (decreasing to 0.015% at average annual net assets levels of $250 million but less than $500 million, and 0.01% at average annual net asset levels exceeding $500 million). As a minimum, Wellesley shall receive an aggregate annual fee of $30,000.

On behalf of each Fund, the Trust has entered into an Administration Agreement with Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for the first $150 million in assets, and 0.10% of the average daily net assets of each Fund over $150 million, subject to an annual minimum of $30,000.

Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, serves as each Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $24,000 per year, plus certain account and additional class charges.

Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund's distributor pursuant to a separate distribution agreement with the Trust. Prior to May 1, 1999, Forum Financial Services, Inc., served as each Fund's distributor. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), with respect to Trust Shares under which the Trust pays FFS a distribution fee at an annual rate of 0.25% of the average daily net assets of the Trust Shares of each Fund. FFS may pay any or all amounts of these payments to various institutions which provide distribution or shareholder services for Trust Shares. The plan obligates the Funds to pay FFS as compensation for FFS's distributions and shareholder services and not as reimbursement for certain expenses incurred.

Forum Accounting Services, LLC ("FAcS") serves as the fund accountant for each Fund. For its services, FAcS receives a fee of $36,000 per year, per Fund, plus certain share class charges and certain amounts based upon the number and types of portfolio transactions within each Fund.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust pays Memorial Group, Inc. a fee at an annual rate of 0.17% of the average daily net assets of the Institutional Shares of Government Bond Fund and Corporate Bond Fund and 0.15% of the average daily net assets of the Institutional Shares of Growth Equity Fund and Value Equity Fund.

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $5,000, plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended. One Trustee has waived all fees for the remainder of the fiscal year.

                                       31                         Memorial Funds

--------------------------------------------------------------------------------

JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser, Sub-advisers, FFS, FSS and FAcS may voluntarily waive a portion of their fees. In addition, FAdS may, under certain circumstances, assume certain expenses of the Funds. For the period ended June 30, 1999, the Sub-advisers and FFS have voluntarily waived fees as follows:

                                      INVESTMENT
                                      ADVISORY    FFS     TOTAL
                                      ---------   ----   --------
Government Bond Fund...............   $ 21,715    $ --   $ 21,715
Corporate Bond Fund................     45,778      --     45,778
Growth Equity Fund.................     14,447     580     15,027
Value Equity Fund..................     12,880     440     13,320

NOTE 5. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the period ended June 30, 1999, were as follows:

                                                                            COST OF
                                         COST OF       PROCEEDS FROM      GOVERNMENT        PROCEEDS FROM
                                        PURCHASES          SALES           PURCHASES       GOVERNMENT SALES
                                      -------------    --------------    -------------    ------------------
Government Bond Fund...............   $  8,621,133     $   4,522,455     $   8,621,133         $         --
Corporate Bond Fund................    241,801,271       227,157,332       105,663,821          100,480,904
Growth Equity Fund.................     32,567,246        20,115,749                --                   --
Value Equity Fund..................     19,695,355         9,384,034                --                   --

For federal income tax purposes, the tax basis of investment securities owned as of June 30, 1999, was the same as for financial reporting purposes. The aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) of investment securities owned, as of June 30, 1999, were as follows:

                                                       GROSS          GROSS       NET UNREALIZED
                                                     UNREALIZED     UNREALIZED     APPRECIATION
                                       TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                     ------------   ------------   ------------   --------------
Government Bond Fund...............   $67,169,707    $    8,752     $2,133,610      $(2,124,858)
Corporate Bond Fund................   148,356,148       363,923      4,044,233      (3,680,310)
Growth Equity Fund.................    39,204,836     6,027,420        950,508       5,076,912
Value Equity Fund..................    40,230,962     4,754,775      2,340,815       2,413,960

                                       32                         Memorial Funds

                               THE MEMORIAL GROUP
                                5847 San Felipe
                                   Suite 4545
                              Houston, Texas 77057

INVESTMENT ADVISER                               ADMINISTRATOR
       Forum Investment Advisers, LLC                   Forum Administrative Services, LLC
       Two Portland Square                              Two Portland Square
       Portland, Maine 04101                            Portland, Maine 04101

                   TRANSFER AGENT & DIVIDEND DISBURSING AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.